UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       November 9, 2004 (November 9, 2004)



                             STRATAGENE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   000-50786                 33-0683641
 (State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


    11011 North Torrey Pines Road, La Jolla, California        92037
          (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (858) 535-5400


- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by Stratagene Corporation, a Delaware corporation (the "Company"), in connection with the matters described herein.


Item 2.02.   Results of Operations and Financial Condition.

     On November 9, 2004, the Company issued a press release regarding its financial results for the third fiscal quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.


Item 9.01.   Financial Statements and Exhibits.

     (c)   Exhibits.


     Exhibit
     Number        Description of Exhibit
- ---------------    -------------------------------------------------------------
      99.1         Press Release issued by Stratagene Corporation on November 9,
                   2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 9, 2004                       STRATAGENE CORPORATION




                                             By: /s/ REGINALD P. JONES
                                                 -------------------------------
                                             Name:  Reginald P. Jones
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


   Exhibit
   Number                            Description of Exhibit
   -------                           ----------------------

    99.1       Press Release issued by Stratagene Corporation on November 9,
               2004.